UNITED STATES SECURITIES AND
EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report December 21, 2011

THE GUITAMMER COMPANY
(Exact name of registrant as specified in its charter)

Nevada	000-54331	61-1650777
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

6117 Maxtown Road, Westerville, OH 43082
(Address of principal executive offices) (Zip Code)

(614) 898-9370
(Registrant’s telephone number, including area code

N/A
(Former name, former address and former fiscal year,
if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01                      Entry into a Material Definitive Agreement

Item 3.02.                      Unregistered Sales of Equity Securities.

On December 21, 2011, the Company entered into  two Note Conversion Agreements with Standard Energy Company (“Standard Energy”) to convert the principal of and accrued interest on  the notes payable by the Company to Standard Energy (the Standard Energy Notes”) into shares of common stock of the Company at a conversion price of $0.25 per share. On this date Standard Energy converted the Standard Energy Notes, having a combined aggregate principal balance of $249,692 .95 and a combined accrued interest of $49,946.16 into 1,198,556 shares of common stock of the Company.  Reference is made to the two Standard Energy Notes, Exhibits 10.31 and 10.35 to the Company’s Form 10 Registration Statement filed with the Commission on April 5, 2011. The said two Note Conversion Agreements with Standard Energy are filed herewith as Exhibits 10.31A and 10.35A and incorporated herein by reference.

Also on December 21, 2011, the Company entered into two Note Conversion Agreements with The Walter J. Doyle Trust (the “Doyle Trust”) to convert the principal of and accrued interest on the notes payable by the Company to the Doyle Trust (the Doyle Trust Notes”) into shares of common stock of the Company at a conversion price of $0.25 per share.  On this date the Doyle Trust converted the Doyle Trust Notes, having a combined aggregate principal balance of $174,692.95 and a combined accrued interest of $40,891.36 into 862,336 shares of common stock of the Company.  Reference is made to the two Doyle Trust Notes, Exhibits 10.32and 10.34 to the Company’s Form 10 Registration Statement filed with the Commission on April 5, 2011.  The said two Note Conversion Agreements with the Doyle Trust are filed herewith as Exhibits 10.32A and 10.34A and incorporated herein by reference.

Also on December 21, 2011, the Company entered into a Conversion and Amended Loan Agreement with Forest Capital, LLC (“Forest Capital”) to convert $100,000 of a $250,000 loan and $98,493.15 in accrued interest thereon payable by the Company to Forest Capital (the “Forest Capital Loan”) into793, 972 shares of common stock of the Company at a conversion price of $0.25 per share.  Reference is made to the Forest Capital Loan, Exhibit 10.15 to the Company’s Form 10 Registration Statement filed with the Commission on April 5, 2011.  The said Conversion and Amended Loan Agreement with Forest Capital, filed herewith as Exhibit 10.15A, and the Amended loan agreement filed herewith Exhibit 10.15B changes the interest rate on the Forest Capital Loan to 8% per annum and the maturity date to January 2, 2014.

Also on December 21, 2011, the Company entered into a Loan Conversion Agreement with Richard Luden (“Luden”) to convert a $82,000 loan payable by the Company to Luden (the “Luden Loan”) into328,000 shares of common stock of the Company at a conversion price of $0.25 per share.  Reference is made to the Luden Loan, Exhibit 10.1 to the Company’s Form 10 Registration Statement filed with the Commission on April 5, 2011.  The said Loan Conversion Agreement with Luden is filed herewith as Exhibit 10.1A and incorporated herein by reference.

Also on December 21, 2011, the Company entered into an Amendment of the Credit Facilitation Agreement with The Julie E. Jacobs Revocable Trust (“Jacobs Trust”) and the Doyle Trust (the “Amendment”) to convert $39,438.63 in aggregate fees payable under the Credit Facilitation Agreement by the Company to the Jacobs Trust and the Doyle Trust into 157,754 shares of common stock of the Company at a conversion price of  $0.25 per share.  Reference is made to the Credit Facilitation Agreement, Exhibit 10.21 to the Company’s Form 10 Registration Statement filed with the Commission on April 5, 2011.  The said Amendment to the Credit Facilitation Agreement with the Jacobs Trust is filed herewith as Exhibit 10.21Aand the Doyle Trust as Exhibit 10.21B.

Also on December 21, 2011, the Company entered into an Amended Note and Conversion Agreements with the Jacobs Trust to convert $47,345 accrued interest on a $100,000 note payable by the Company to the Jacobs Trust (the “Jacobs Trust Note”) into 189,380 shares of common stock of the Company at a conversion price of $0.25 per share and to change the interest rate on the Jacobs Trust Note to 8% per annum and the maturity date to January 2, 2014.  Reference is made to the Jacobs Trust Note, Exhibits 10.26 to the Company’s Form 10 Registration Statement filed with the Commission on April 5, 2011.  The said Amended Note is filed herewith as Exhibit 10.26B and Conversion Agreement with the Jacobs Trust is filed herewith as Exhibit 10.26A and incorporated herein by reference.

The Company claims an exemption from registration afforded by Section 4(2) of the Securities Act of 1933, as amended for the above issuances of shares of common stock upon conversions of principal and interest on notes and loans and fees payable. Each of such issuances did not involve a public offering, the recipients took the shares for investment and not resale and the Company took appropriate measures to restrict transfer of such shares.

Item 9.01                      Financial Statements and Exhibits.

(d)

	10.1A	Richard Luden Conversion Agreement 82k
	10.15A	Forest Capital Conversion Agreement 250k
	10.15B	Forest Capital Amended loan agreement 150k
	10.21A	Jacobs Trust Fee conversion agreement on 200k loan
	10.21B	Doyle Trust Fee Conversion Agreement on 200k loan
	10.26A	Jacobs Trust Interest Conversion Agreement on 100k loan
	10.26B	Jacobs Trust Amended loan agreement100K loan
	10.31A	Standard Energy Note Conversion Agreement 150k
	10.32A	Doyle Trust Note Conversion Agreement 25K
	10.34A	Doyle Trust Conversion Agreement 150K
	10.35A	Standard Energy Note Conversion Agreement 100k

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

The Guitammer Company
(Registrant)

Date: December 22, 2011	/s/ Richard E. Conn
Richard E. Conn, Chief Financial Officer